SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 15, 2003
Date of Report (Date of earliest event reported)

CANDLEWOOD HOTEL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21583	48-1188025
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8621 E. 21st Street North
Wichita, Kansas		67206
(Address of principal executive offices)		(Zip Code)

(316) 631-1300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibits:	Description of Document

99.1	Press Release dated August 15, 2003.

Item 12—Disclosure of Results of Operations and Financial Condition.

     On August 15, 2003, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2003
CANDLEWOOD HOTEL COMPANY, INC.

	By:	/s/ Warren D. Fix

	Name:	Warren D. Fix
	Title:	Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibits:	Description of Document

99.1	Press Release dated August 15, 2003.